Security Income Fund
805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850

Supplement Dated May 15, 2012
to Prospectus Dated May 1, 2012

The following information supplements and amends the information in the Prospectus regarding U.S. Intermediate Bond Fund (the “Fund”):

The Board of Directors (the “Board”) has approved a change to the frequency of dividend declarations for the Fund. Currently, it is the policy of the Fund to declare and pay dividends monthly. Effective on or about June 1, 2012, the Fund will change the frequency of dividend declarations from a monthly declaration to a daily declaration. However, the Fund will continue to make dividend payments on a monthly basis.

Therefore, on or about June 1, 2012 the Fund’s Prospectus will be amended as follows:

Under the “Dividend and Taxes” section on page 34 of the Prospectus, the following paragraph will replace the first paragraph in its entirety:

The Funds declare dividends from investment income daily. Each Fund pays its shareholders dividends from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Your dividends and distributions will be reinvested in the Fund, unless you instruct the Investment Manager otherwise. There are no fees or sales charges on reinvestments. Please see “Uncashed Check Policy” above for more information concerning uncashed dividend and distribution checks.

Please Retain This Supplement for Future Reference